Exhibit 99

GE 1Q 2015 EARNINGS

- 1Q Operating EPS $0.31 excluding GE Capital exit impacts, -6%
- 1Q Operating EPS $(1.08)
- 1Q GAAP EPS from continuing operations $(1.13); 1Q net EPS $(1.35) including discontinued operations

OPERATING EPS			INDUSTRIAL SEGMENT		
INDUSTRIAL	CAPITAL	GE CFOA	REVENUES	OPERATING PROFIT	MARGINS
$0.16	$(1.25)	$1.3B	$24.4B	$3.6B	14.6%
+14%	$0.15 excluding GE Capital exit impacts, -21%	-23%	-1%, +3% organic	+9%	+120 bps

1Q HIGHLIGHTS

- Industrial segment profit +9%, with 5 of 7 segments growing earnings
- Industrial segment revenue $24.4 billion, -1%, +3% organic; FX impact of ~$(950) million
- Oil & Gas revenue flat and operating profit +11%, on organic basis
- Industrial segment gross margins 26.2%, +90 bps
- Industrial segment operating profit margins 14.6%, +120 bps
- Industrial segment growth market revenue +6%, strength in Middle East, Latin America, Africa, China, India
- Record backlog of $263 billion +7% vs. 1Q'14
- GE Capital ENI (ex. liquidity) at $303 billion, -19% vs. 1Q'14
- On track for Industrial EPS goal of $1.10-1.20 for 2015

> "GE performed well in the first quarter, in an environment that remains volatile but with continued growth opportunities in infrastructure. This was an important quarter for GE. We delivered good first-quarter results in our industrial businesses, with 14% growth in operating EPS. And last week, we announced a new plan to create a simpler, more valuable industrial company by selling most GE Capital assets, a major step in our strategy to focus GE around its competitive advantages. We are reshaping the company."
>
> **Jeff Immelt**
> **Chairman and CEO**

OPERATING EPS
(EXCLUDING GE CAPITAL EXIT IMPACTS)

$0.33
$0.31
CAPITAL
$0.19
$0.15
-6%
INDUST.
$0.14
$0.16
1Q '14
1Q '15

OPERATING EPS

$0.30
$(1.08)
1Q '14
1Q '15

ORDERS

$23.7B
$23.1B
EQUIP.
$12.6
$12.0
-3%, +1%
organic
SERVICES
$11.1
$11.1
1Q '14
1Q '15

BACKLOG

$245B
$263B
EQUIP.
$64
$70
+7%
SERVICES
$181
$193
1Q '14
1Q '15

1Q INDUSTRIAL SEGMENT PROFIT

$3.3B
$3.6B
+9%
1Q '14
1Q '15

INDUSTRIAL SEGMENT GROSS MARGINS

25.3%
26.2%
+90bps
1Q '14
1Q '15

INDUSTRIAL SEGMENT OPERATING MARGINS

13.4%
14.6%
+120bps
1Q '14
1Q '15

INDUSTRIAL CASH GENERATION (CFOA)

$1.2B
$0.9B
-29%
1Q '14
1Q '15

GE 1Q 2015 EARNINGS APRIL 17, 2015

2

INDUSTRIAL DEAL HIGHLIGHTS

- **Oil & Gas:** $850 million equipment order from Eni to supply Offshore Cape Three Points project in Ghana
- **Transportation:** Contract to deliver 100 locomotives to Angola
- **Power & Water:** Agreement in Ghana for 1.5 GW of power
- **Power & Water:** HA turbine order in Latin America
- **Aviation:** $800 million of LEAP[1] orders, $1.2 billion of GE90/GE9X orders
- **Industrial Internet:** Software agreement with global oil company to optimize critical oil well assets
- **Healthcare:** Bioprocess revenues +26%
- **Energy Management:** Power Conversion revenues +6%
- **Lighting:** LED revenues +76%; projects with Walmart, Amazon, Under Armour

[1] LEAP is a trademark of CFM International, a 50-50 JV between Snecma and GE

GE CAPITAL PORTFOLIO STRATEGY

OUR PLAN

- Executing plan to create a focused infrastructure & technology company
- Excellent environment for creating value from financial assets
- $26.5B Real Estate transaction announced
- ~$35B of capital returned to parent by 2018[2]
- Potential for $90B+ to shareholders in '15–'18 via dividend, buyback, and Synchrony[2]

4Q '14 ENI (EX. LIQUIDITY)

AS ORIGINALLY REPORTED

~$275B
Prior Plans
Synchrony, ANZ, others
$75
underway
Real Estate
$35
announced
Other Consumer
$37
CLL/HQ
~$130
~$85B
Healthcare, EFS
GECAS
Other
EXIT
RETAIN

[2] All transactions subject to regulatory approval

1Q GE CAPITAL HIGHLIGHTS

GE CAPITAL EARNINGS WALK	1Q '15
Operating income excluding GE Capital exit impacts	$1.5B
Exits	$(14.1)B
Continuing operations	$(12.5)B
Discontinued operations	$(2.2)B
Reported Net Earnings	$(14.7)B

ENI (EX. LIQUIDITY) AS ORIGINALLY REPORTED | **DIVIDEND TO PARENT** | **GECC TIER 1 COMMON RATIO[3]**

$374B
$303B
-19%
1Q '14
1Q '15
$0.5B
1Q '15
10.6%
1Q '15

[3] Basel 3 Tier 1 Common ratio estimated based on U.S. standardized transitional basis

<10%
90%+
2018

High-value industrials to comprise more than 90% of GE earnings by 2018

"We have laid out a clear plan to reshape GE for the future. We will reduce the size of our financial business through the sale of most GE Capital assets over the next 24 months, with the potential to return more than $90 billion to investors in dividends, buyback and the Synchrony exchange through 2018. Our industrial businesses are performing well and we will continue to invest in our competitive advantages built on the GE Store. We will continue to boost margins and returns. This is the plan for the future of GE as a fast-growth, high-tech industrial company."

Jeff Immelt
Chairman and CEO

GE 1Q 2015 EARNINGS APRIL 17, 2015

3

FIRST-QUARTER 2015 HIGHLIGHTS

REPORTED

OPERATING EARNINGS

EARNINGS	EPS
$(10.9)B	$(1.08)

GAAP EARNINGS FROM CONTINUING OPERATIONS (ATTRIBUTABLE TO GE)

EARNINGS	EPS
$(11.4)B	$(1.13)

GAAP NET EARNINGS (ATTRIBUTABLE TO GE)

EARNINGS	EPS
$(13.6)B	$(1.35)

REVENUES

REVENUES	INDUSTRIAL SALES	GECC
$29.4B	$23.8B	$6.0B
-12%	-1%	-39%

EXCLUDING GE CAPITAL EXIT IMPACTS

OPERATING EARNINGS

EARNINGS	EPS
$3.1B	$0.31
-5%	-6%

EARNINGS FROM CONTINUING OPERATIONS (ATTRIBUTABLE TO GE)

EARNINGS	EPS
$2.7B	$0.27
-10%	-7%

NET EARNINGS (ATTRIBUTABLE TO GE)

EARNINGS	EPS
$2.8B	$0.27
-7%	-10%

REVENUES

REVENUES	INDUSTRIAL SALES	GECC
$33.1B	$23.8B	$9.7B
-3%	-1%	-7%

First-quarter results webcast at 8:30 a.m. ET today

www.ge.com/investor

Related charts are now posted on our website for your review prior to the call.

This document contains non-GAAP financial information. For an explanation and reconciliation of non-GAAP measures, see the accompanying supplemental information.

The accompanying tables include information integral to assessing the Company's financial position, operating performance and cash flow.

GE 1Q 2015 EARNINGS APRIL 17, 2015

4

GE's Investor Relations website at www.ge.com/investor and our corporate blog at www.gereports.com, as well as GE's Facebook page and Twitter accounts, including @GE_Reports, contain a significant amount of information about GE, including financial and other information for investors. GE encourages investors to visit these websites from time to time, as information is updated and new information is posted.

Caution Concerning Forward-Looking Statements:

This document contains "forward-looking statements" – that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance and financial condition, and often contain words such as "expect," "anticipate," "intend," "plan," "believe," "seek," "see," "will," "would," or "target." Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about our announced plan to reduce the size of our financial services businesses, including expected cash and non-cash charges associated with this plan; expected income; earnings per share; revenues; organic growth; margins; cost structure; restructuring charges; cash flows; return on capital; capital expenditures, capital allocation or capital structure; dividends; and the split between Industrial and GE Capital earnings. For us, particular uncertainties that could cause our actual results to be materially different than those expressed in our forward-looking statements include: obtaining (or the timing of obtaining) any required regulatory reviews or approvals or any other consents or approvals associated with our announced plan to reduce the size of our financial services businesses; our ability to complete incremental asset sales as part of this plan in a timely manner (or at all) and at the prices we have assumed; changes in law, economic and financial conditions, including interest and exchange rate volatility, commodity and equity prices and the value of financial assets, including the impact of these conditions on our ability to sell or the value of incremental assets to be sold as part of this plan as well as other aspects of this plan; the impact of conditions in the financial and credit markets on the availability and cost of GECC's funding, and GECC's exposure to counterparties; the impact of conditions in the housing market and unemployment rates on the level of commercial and consumer credit defaults; pending and future mortgage loan repurchase claims and other litigation claims in connection with WMC, which may affect our estimates of liability, including possible loss estimates; our ability to maintain our current credit rating and the impact on our funding costs and competitive position if we do not do so; the adequacy of our cash flows and earnings and other conditions which may affect our ability to pay our quarterly dividend at the planned level or to repurchase shares at planned levels; GECC's ability to pay dividends to GE at the planned level, which may be affected by GECC's cash flows and earnings, financial services regulation and oversight, and other factors; our ability to convert pre-order commitments/wins into orders; the price we realize on orders since commitments/wins are stated at list prices; customer actions or developments such as early aircraft retirements or reduced energy demand and other factors that may affect the level of demand and financial performance of the major industries and customers we serve; the effectiveness of our risk management framework; the impact of regulation and regulatory, investigative and legal proceedings and legal compliance risks, including the impact of financial services regulation and litigation; adverse market conditions, timing of and ability to obtain required bank regulatory approvals, or other factors relating to us or Synchrony Financial that could prevent us from completing the Synchrony Financial split-off as planned; our capital allocation plans, as such plans may change including with respect to the timing and size of share repurchases, acquisitions, joint ventures, dispositions and other strategic actions; our success in completing, including obtaining regulatory approvals for, announced transactions, such as the proposed transactions and alliances with Alstom, Appliances and Real Estate, and our ability to realize anticipated earnings and savings; our success in integrating acquired businesses and operating joint ventures; the impact of potential information technology or data security breaches; and the other factors that are described in "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2014. These or other uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. We do not undertake to update our forward-looking statements.

This document includes certain forward-looking projected financial information that is based on current estimates and forecasts. Actual results could differ materially.

Investor Contact:
Matt Cribbins, 203.373.2424
matthewg.cribbins@ge.com

Media Contact:
Seth Martin, 203.572.3567
seth.martin@ge.com

GE 1Q 2015 EARNINGS APRIL 17, 2015

GENERAL ELECTRIC COMPANY
CONDENSED STATEMENT OF EARNINGS (LOSS) (UNAUDITED)

Consolidated				GE(a)			Financial Services (GECC)
Three months ended March 31	2015	2014	V%	2015	2014	V%	2015	2014	V%

Revenues and other income
Sales of goods and services	$23,684	$23,850	(1)%	$23,840	$24,011	(1)%	$21	$27	(22)%
Other income	142	196		52	161		-	-
GECC earnings (loss) from continuing operations	-	-		(12,544)	1,693		-	-
GECC revenues from services	5,530	9,502		-	-		5,961	9,858
Total revenues and other income	29,356	33,548	(12)%	11,348	25,865	(56)%	5,982	9,885	(39)%

Costs and expenses
Cost of sales	18,166	18,522		18,325	18,685		18	25
Interest and other financial charges	1,930	2,141		389	365		1,651	1,887
Investment contracts, insurance losses and
insurance annuity benefits	616	620		-	-		644	643
Provision for losses on financing receivables	4,859	984		-	-		4,859	984
Other costs and expenses	8,733	7,962		3,825	3,808		5,111	4,341
Total costs and expenses	34,304	30,229	13%	22,539	22,858	(1)%	12,283	7,880	56%
Earnings (loss) from continuing operations
before income taxes	(4,948)	3,319	U	(11,191)	3,007	U	(6,301)	2,005	U
Benefit (provision) for income taxes	(6,458)	(619)		(306)	(318)		(6,152)	(301)
Earnings (loss) from continuing operations	(11,406)	2,700	U	(11,497)	2,689	U	(12,453)	1,704	U
Earnings (loss) from discontinued
operations, net of taxes	(2,202)	252		(2,202)	252		(2,201)	252
Net earnings (loss)	(13,608)	2,952	U	(13,699)	2,941	U	(14,654)	1,956	U
Less net earnings (loss) attributable to
noncontrolling interests	(35)	(47)		(126)	(58)		91	11
Net earnings (loss) attributable to
the Company	(13,573)	2,999	U	(13,573)	2,999	U	(14,745)	1,945	U
Preferred stock dividends declared	-	-		-	-		-	-
Net earnings (loss) attributable to
GE common shareowners	$(13,573)	$2,999	U	$(13,573)	$2,999	U	$(14,745)	$1,945	U
Amounts attributable to GE common
shareowners:
Earnings (loss) from continuing operations	$(11,406)	$2,700	U	$(11,497)	$2,689	U	$(12,453)	$1,704	U
Less net earnings (loss) attributable
to noncontrolling interests	(35)	(47)		(126)	(58)		91	11
Earnings (loss) from continuing operations
attributable to the Company	(11,371)	2,747	U	(11,371)	2,747	U	(12,544)	1,693	U
GECC preferred stock dividends declared	-	-		-	-		-	-
Earnings (loss) from continuing operations
attributable to GE common shareowners	(11,371)	2,747	U	(11,371)	2,747	U	(12,544)	1,693	U
Earnings (loss) from discontinued
operations, net of taxes	(2,202)	252		(2,202)	252		(2,201)	252
Net earnings (loss) attributable to GE
common shareowners	$(13,573)	$2,999	U	$(13,573)	$2,999	U	$(14,745)	$1,945	U

Per-share amounts - earnings (loss) from
continuing operations
Diluted earnings (loss) per share	$(1.13)	$0.27	U
Basic earnings (loss) per share	$(1.13)	$0.27	U
Per-share amounts - net earnings (loss)
Diluted earnings (loss) per share	$(1.35)	$0.30	U
Basic earnings (loss) per share	$(1.35)	$0.30	U
Total average equivalent shares
Diluted earnings	10,067	10,123	(1)%
Basic earnings	10,067	10,045	-
Dividends declared per common share	$0.23	$0.22	5%

Amounts attributable to GE
common shareowners:
Earnings (loss) from continuing operations	$(11,371)	$2,747	U
Adjustment (net of tax): non-operating
pension costs	452	342
Operating earnings (loss) (non-GAAP measure)	$(10,919)	$3,089	U
Operating earnings (loss) - diluted
earnings (loss) per share	$(1.08)	$0.30	U
(a)	Refers to the Industrial businesses of the Company including GECC on an equity basis.

Dollar amounts and share amounts in millions; per-share amounts in dollars. Supplemental data are shown for "GE" and "GECC." Transactions between GE and GECC have been eliminated from the "Consolidated" columns. See Note 1 to the 2014 consolidated financial statements at www.ge.com/ar2014 for further information about consolidation matters.

GENERAL ELECTRIC COMPANY
SUMMARY OF OPERATING SEGMENTS (UNAUDITED)

	Three months ended March 31
(Dollars in millions)	2015	2014	V%

Revenues(a)
Power & Water	$5,716	$5,509	4%
Oil & Gas	3,961	4,308	(8)%
Energy Management	1,685	1,672	1%
Aviation	5,674	5,778	(2)%
Healthcare	4,075	4,198	(3)%
Transportation	1,308	1,227	7%
Appliances & Lighting	1,941	1,857	5%
Total industrial segment revenues	24,360	24,549	(1)%
GE Capital	5,982	9,885	(39)%
Total segment revenues	30,342	34,434	(12)%
Corporate items and eliminations(a)	(986)	(886)	(11)%
Consolidated revenues and other income
from continuing operations	$29,356	$33,548	(12)%

Segment profit (loss)(a)
Power & Water	$871	$888	(2)%
Oil & Gas	432	446	(3)%
Energy Management	28	5	F
Aviation	1,314	1,115	18%
Healthcare	587	570	3%
Transportation	225	202	11%
Appliances & Lighting	103	53	94%
Total industrial segment profit	3,560	3,279	9%
GE Capital	(12,544)	1,693	U
Total segment profit (loss)	(8,984)	4,972	U
Corporate items and eliminations(a)	(1,692)	(1,542)	(10)%
GE interest and other financial charges	(389)	(365)	(7)%
GE provision for income taxes	(306)	(318)	4%
Earnings (loss) from continuing operations
attributable to the Company	(11,371)	2,747	U
Earnings (loss) from discontinued operations,
net of taxes	(2,202)	252	U
Consolidated net earnings (loss) attributable to
the Company	$(13,573)	$2,999	U

(a)
Segment revenues includes both revenues and other income related to the segment. Segment profit excludes results reported as discontinued operations, the portion of earnings attributable to noncontrolling interests of consolidated subsidiaries, and accounting changes. Segment profit excludes or includes interest and other financial charges and income taxes according to how a particular segment's management is measured – excluded in determining segment profit, which we sometimes refer to as "operating profit," for Power & Water, Oil & Gas, Energy Management, Aviation, Healthcare, Transportation and Appliances & Lighting; included in determining segment profit, which we sometimes refer to as "net earnings," for GE Capital. Certain corporate costs, such as shared services, employee benefits and information technology are allocated to our segments based on usage. A portion of the remaining corporate costs are allocated based on each segment's relative net cost of operations. Total industrial segment revenues and profit include the sum of our seven industrial reporting segments without giving effect to the elimination of transactions among such segments. Total segment revenues and profit include the sum of our seven industrial segments and one financial services segment, without giving effect to the elimination of transactions among such segments.  We believe that this provides investors with a view as to the results of all of our segments, without inter-segment eliminations and corporate items.

GENERAL ELECTRIC COMPANY
SUMMARY OF OPERATING SEGMENTS
ADDITIONAL INFORMATION (UNAUDITED)

	Three months ended March 31
(Dollars in millions)	2015	2014	V%

GE Capital

Revenues	$5,982	$9,885	(39)%

Segment profit (loss)	$(12,544)	$1,693	U

Revenues
Commercial Lending & Leasing	$1,556	$3,582	(57)%
Consumer	2,058	3,602	(43)%
Energy Financial Services	285	469	(39)%
GECAS	1,282	1,345	(5)%

Segment profit (loss)
Commercial Lending & Leasing	$(3,847)	$564	U
Consumer	(2,775)	786	U
Energy Financial Services	35	153	(77)%
GECAS	307	352	(13)%

GENERAL ELECTRIC COMPANY
CONDENSED STATEMENT OF FINANCIAL POSITION (UNAUDITED)

	Consolidated		GE(a)		Financial Services (GECC)
	March 31,	December 31,	March 31,	December 31,	March 31,	December 31,
(Dollars in billions)	2015	2014	2015	2014	2015	2014

Assets
Cash & marketable securities	$129.0	$137.6	$13.6	$16.0	$115.5	$121.6
Receivables	20.5	23.2	10.8	11.5	-	-
Inventories	17.8	17.7	17.8	17.6	-	0.1
GECC financing receivables - net	68.0	205.2	-	-	78.1	217.4
Property, plant & equipment - net	61.2	66.2	16.5	17.2	45.1	49.4
Investment in GECC	-	-	65.8	82.5	-	-
Goodwill & intangible assets	83.3	90.1	62.4	64.5	20.9	25.6
Other assets	57.0	62.1	25.4	24.8	39.0	45.2
Financing receivables held for sale	93.0	1.8	-	-	93.0	1.8
Assets of businesses held for sale	56.5	6.3	2.9	2.8	53.6	3.5
Assets of discontinued operations	31.3	36.8	-	-	31.3	36.8
Total assets	$617.6	$647.0	$215.2	$236.9	$476.5	$501.4

Liabilities and equity
Borrowings and bank deposits	$351.4	$364.5	$16.3	$16.3	$335.9	$349.0
Investment contracts, insurance liabilities and
insurance annuity benefits	27.6	27.6	-	-	28.2	28.0
Other liabilities	111.8	112.3	87.9	90.0	30.4	29.5
Liabilities of businesses held for sale	7.4	3.4	1.5	1.5	6.3	2.4
Liabilities of discontinued operations	2.1	2.3	0.1	0.1	2.0	2.1
GE Shareowners' equity	108.6	128.2	108.6	128.2	70.7	87.5
Noncontrolling interests	8.7	8.7	0.8	0.8	3.0	2.9
Total liabilities and equity	$617.6	$647.0	$215.2	$236.9	$476.5	$501.4

(a)	Refers to the Industrial businesses of the Company including GECC on an equity basis.

Supplemental data are shown for "GE" and "GECC." Transactions between GE and GECC have been eliminated from the "Consolidated" columns. See Note 1 to the 2014 consolidated financial statements at www.ge.com/ar2014 for further information about consolidation matters.

GENERAL ELECTRIC COMPANY
Financial Measures That Supplement GAAP

 We sometimes use information derived from consolidated financial information but not presented in our financial statements prepared in accordance with U.S. generally accepted accounting principles (GAAP). Certain of these data are considered "non-GAAP financial measures" under the U.S. Securities and Exchange Commission rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. We have referred to:

	Operating earnings (loss) and operating earnings (loss) per share (EPS) – excluding the GE Capital exit impacts
	Industrial operating earnings and EPS and GE Capital operating earnings (loss) and EPS
	Industrial operating earnings and EPS and GE Capital operating earnings (loss) and EPS – excluding the GE Capital exit impacts
	Earnings (loss) from continuing operations and EPS – excluding the GE Capital exit impacts
	Net earnings (loss) attributable to GE and EPS – excluding the GE Capital exit impacts
	Consolidated and GECC revenues – excluding the GE Capital exit impacts
	Industrial segment organic revenue growth
	Oil & Gas organic revenue and operating profit growth
	Industrial cash flows from operating activities (Industrial CFOA)
	GE Capital ending net investment (ENI), excluding liquidity
	GECC Tier 1 Common Ratio Estimate

The reconciliations of these measures to the most comparable GAAP measures follow.

OPERATING EARNINGS (LOSS) AND EPS - EXCLUDING THE GE CAPITAL EXIT IMPACTS

	Three months ended March 31
(Dollars in millions; except per share amounts)	2015	2014	V%

Earnings (loss) from continuing operations attributable to GE	$(11,371)	$2,747	U
Adjustment (net of tax): non-operating pension costs	452	342
Operating earnings (loss)	(10,919)	3,089
Adjustment (net of tax) - GE Capital exit impacts:
GE Capital Day 1 charge	13,764	-
Real Estate in discontinued operations	72	240
Forgone tax benefit primarily associated with ANZ Consumer disposition	231	-
Earnings (loss) from continuing operations
attributable to GE, excluding the GE Capital exit impacts	3,148	3,329	(5)%

Earnings (loss) per share – diluted(a)
Continuing earnings (loss) per share	$(1.13)	$0.27	U
Adjustment (net of tax): non-operating pension costs	0.04	0.03
Operating earnings (loss) per share	(1.08)	0.30	U
Adjustment (net of tax): GE Capital exit impacts	1.39	0.02
Operating earnings (loss) per share,
excluding the GE Capital exit impacts	$0.31	$0.33	(6)%

(a)	Earnings (loss)-per-share amounts are computed independently. As a result, the sum of per-share amounts may not equal the total.

INDUSTRIAL OPERATING EARNINGS AND EPS AND GE CAPITAL OPERATING EARNINGS (LOSS) AND EPS

	Three months ended March 31
(Dollars in millions; except per share amounts)	2015	2014	V%

Earnings (loss) from continuing operations attributable to GE	$(11,371)	$2,747
Adjustment (net of tax): non-operating pension costs	452	342
Operating earnings (loss)	(10,919)	3,089	U

Less GECC earnings (loss) from continuing operations
attributable to GE common shareowners	(12,544)	1,693
Operating earnings (loss) excluding GECC earnings from continuing operations attributable to GE
(Industrial operating earnings)	$1,625	$1,396	16%
Operating earnings(loss) less Industrial operating
earnings (GE Capital operating earnings (loss))	(12,544)	1,693	U
Operating earnings (loss)	(10,919)	3,089	U

Earnings (loss) per share - diluted (a)
Operating earnings (loss) per share attributable
to Industrial (Industrial operating EPS)	$0.16	$0.14	14%
Operating earnings (loss) per share attributable
to GE Capital (GE Capital operating EPS)	(1.25)	0.17	U
Total operating earnings (loss) per share	$(1.08)	$0.30	U

(a)	Earnings (loss)-per-share amounts are computed independently. As a result, the sum of per-share amounts may not equal the total.

INDUSTRIAL OPERATING EARNINGS AND EPS AND GE CAPITAL OPERATING EARNINGS (LOSS) AND EPS -
EXCLUDING THE GE CAPITAL EXIT IMPACTS

	Three months ended March 31
(Dollars in millions; except per share amounts)	2015	2014	V%

Earnings (loss)from continuing operations attributable to GE	$(11,371)	$2,747
Adjustment (net of tax): non-operating pension costs	452	342
Operating earnings (loss)	(10,919)	3,089	U
Adjustment (net of tax) - GE Capital exit impacts:
GE Capital Day 1 charge	13,764	-
Real Estate in discontinued operations	72	240
Forgone tax benefit primarily associated with ANZ Consumer disposition	231	-
Operating earnings (loss) excluding the GE Capital exit impacts	3,148	3,329	(5)%

GECC earnings (loss) from continuing operations attributable to GE	(12,544)	1,693
Adjustment (net of tax): Real Estate in discontinued operations	-	240
GECC earnings (loss) from continuing operations
attributable to GE common shareowners (2014 as reported)	(12,544)	1,933

Operating earnings (loss) excluding the GE Capital exit impacts and GECC earnings from
continuing operations attributable to GE (Industrial operating earnings)	$1,625	$1,396	16%
Operating earnings (loss) excluding the GE Capital exit impacts, less Industrial operating earnings
(GE Capital operating earnings excluding the GE Capital exit impacts)	1,523	1,933	(21)%
Operating earnings (loss) excluding the GE Capital exit impacts	3,148	3,329	(5)%

Earnings (loss) per share - diluted(a)
Operating earnings (loss) per share attributable to Industrial
(Industrial operating EPS)	$0.16	$0.14	14%
Operating earnings (loss) per share attributable to GE Capital
(GE Capital operating EPS excluding the GE Capital exit impacts)	0.15	0.19	(21)%
Total operating EPS excluding the GE Capital exit impacts	$0.31	$0.33	(6)%

(a)	Earnings (loss)-per-share amounts are computed independently. As a result, the sum of per-share amounts may not equal the total.

Operating earnings (loss) excludes non-service related pension costs of our principal pension plans comprising interest cost, expected return on plan assets and amortization of actuarial gains/losses. The service cost, prior service cost and curtailment loss components of our principal pension plans are included in operating earnings. We believe that these components of pension cost better reflect the ongoing service-related costs of providing pension benefits to our employees. As such, we believe that our measure of operating earnings (loss) provides management and investors with a useful measure of the operational results of our business. Other components of GAAP pension cost are mainly driven by capital allocation decisions and market performance, and we manage these separately from the operational performance of our businesses. Neither GAAP nor operating pension costs are necessarily indicative of the current or future cash flow requirements related to our pension plan. We also believe that this measure, considered along with the corresponding GAAP measure, provides management and investors with additional information for comparison of our operating results to the operating results of other companies.

We believe that presenting operating earnings and operating EPS separately for our industrial and financial services businesses also provides management and investors with useful information about the relative size of our industrial and financial services businesses in relation to the total company. We also believe that operating earnings and EPS excluding the effects of the GE Capital exit impacts, which include charges recorded in the first quarter of 2015, the classification of certain businesses as discontinued operations and forgone tax benefits, are meaningful measures because they increase the comparability of period-to-period results.

EARNINGS (LOSS) FROM CONTINUING OPERATIONS AND EPS - EXCLUDING THE GE CAPITAL EXIT IMPACTS

	Three months ended March 31
(Dollars in millions; except per share amounts)	2015	2014	V%

Earnings (loss) from continuing operations attributable to GE	$(11,371)	$2,747	U
Adjustment (net of tax) - GE Capital exit impacts:
GE Capital Day 1 charge	13,764	-
Real Estate in discontinued operations	72	240
Forgone tax benefit primarily associated with ANZ Consumer disposition	231	-

Earnings (loss) from continuing operations attributable to GE, excluding the GE Capital exit impacts	2,696	2,987	(10)%

Earnings (loss) per share – diluted(a)
Continuing earnings (loss) per share	$(1.13)	$0.27	U
Adjustment (net of tax): GE Capital exit impacts	1.39	0.02
Earnings (loss) per share, excluding the GE Capital exit impacts	$0.27	$0.29	(7)%

(a)	Earnings (loss)-per-share amounts are computed independently. As a result, the sum of per-share amounts may not equal the total.

NET EARNINGS (LOSS) ATTRIBUTABLE TO GE AND EPS - EXCLUDING THE GE CAPITAL EXIT IMPACTS

	Three months ended March 31
(Dollars in millions; except per share amounts)	2015	2014	V%

Net earnings (loss) from continuing operations attributable to GE	$(13,573)	$2,999	U
Adjustment (net of tax) - GE Capital exit impacts:
GE Capital Day 1 charge	13,764	-
Real Estate in discontinued operations	72	-
Forgone tax benefit primarily associated with ANZ Consumer disposition	231	-
GE Capital Day 1 charge in discontinued operations	2,284	-
Net earnings (loss) from continuing operations attributable to GE, excluding the GE Capital exit impacts	2,778	2,999	(7)%

Earnings (loss) per share – diluted(a)
Continuing earnings (loss) per share	$(1.35)	$0.30	U
Adjustment (net of tax): GE Capital exit impacts	1.61	-
Net earnings (loss) per share, excluding the GE Capital exit impacts	$0.27	$0.30	(10)%

(a)	Earnings (loss)-per-share amounts are computed independently. As a result, the sum of per-share amounts may not equal the total.

We have presented our earnings from continuing operations and EPS and net earnings and EPS excluding the GE Capital exit impacts, which include charges recorded in the first quarter of 2015, the classification of certain businesses as discontinued operations and forgone tax benefits. We believe that earnings from continuing operations and EPS and net earnings and EPS excluding the GE Capital exit impacts are meaningful measures because they increase the comparability of period-to-period results.

CONSOLIDATED AND GECC REVENUES - EXCLUDING THE GE CAPITAL EXIT IMPACTS

	Three Months Ended March 31
(Dollars in millions)	2015	2014	V%

Consolidated revenues from continuing operations	29,356	33,548	(12)%
Adjustment: GE Capital Day 1 charge	3,249	-
Adjustment: Real Estate in discontinued operations	499	630
Consolidated revenues excluding the GE Capital exit impacts	$33,104	$34,178	(3)%

GECC revenues from continuing operations	5,982	9,885	(39)%
Adjustment: GE Capital Day 1 charge	3,249	-
Adjustment: Real Estate in discontinued operations	499	630
Revenues excluding the GE Capital exit impacts	$9,730	$10,515	(7)%

We have presented our consolidated revenues and GECC revenues excluding the GE Capital exit impacts, which include certain charges recorded in the first quarter of 2015 and the classification of certain businesses as discontinued operations. We believe that revenues adjusted for the GE Capital exit impacts are meaningful measures because they increase the comparability of period-to-period results.

INDUSTRIAL SEGMENT ORGANIC REVENUE GROWTH

	Three Months Ended March 31
(Dollars in millions)	2015	2014	V%

Segment revenues:
Power & Water	$5,716	$5,509
Oil & Gas	3,961	4,308
Energy Management	1,685	1,672
Aviation	5,674	5,778
Healthcare	4,075	4,198
Transportation	1,308	1,227
Appliances & Lighting	1,941	1,857
Industrial segment revenues	24,360	24,549	(1)%
Less the effects of:
Acquisitions, business dispositions (other than
dispositions of businesses acquired for investment)
and currency exchange rates	(769)	202
Industrial segment revenues excluding effects of acquisitions, business dispositions (other than dispositions of
businesses acquired for investment) and currency
exchange rates (Industrial segment organic revenues)	$25,129	$24,347	3%

Organic revenue growth measures revenue excluding the effects of acquisitions, business dispositions and currency exchange rates. We believe that this measure provides management and investors with a more complete understanding of underlying operating results and trends of established, ongoing operations by excluding the effect of acquisitions, dispositions and currency exchange, which activities are subject to volatility and can obscure underlying trends. We also believe that presenting organic revenue growth separately for our industrial businesses provides management and investors with useful information about the trends of our industrial businesses and enables a more direct comparison to other non-financial businesses and companies. Management recognizes that the term "organic revenue growth" may be interpreted differently by other companies and under different circumstances. Although this may have an effect on comparability of absolute percentage growth from company to company, we believe that these measures are useful in assessing trends of the respective businesses or companies and may therefore be a useful tool in assessing period-to-period performance trends.

OIL & GAS ORGANIC REVENUE GROWTH

	Three Months Ended March 31
(Dollars in millions)	2015	2014	V%

Oil & Gas segment revenue	$3,961	$4,308	(8)%
Less the effects of:
Acquisitions, business dispositions (other than
dispositions of businesses acquired for investment)
and currency exchange rates	(239)	121
Oil & Gas revenues excluding effects of acquisitions,
business dispositions (other than dispositions of
businesses acquired for investment) and currency
exchange rates (Oil & Gas organic revenue)	$4,200	$4,187	-%

OIL & GAS ORGANIC OPERATING PROFIT GROWTH

	Three Months Ended March 31
(Dollars in millions)	2015	2014	V%

Oil & Gas segment profit	$432	$446	(3)%
Less the effects of:
Acquisitions, business dispositions (other than
dispositions of businesses acquired for investment)
and currency exchange rates	(64)	-
Oil & Gas segment profit excluding effects of acquisitions,
business dispositions (other than dispositions of
businesses acquired for investment) and currency
exchange rates (Oil & Gas organic operating profit)	$496	$446	11%

Organic revenue and operating profit growth measure revenue and profit excluding the effects of acquisitions, business dispositions and currency exchange rates. We believe that these measures provide management and investors with a more complete understanding of underlying operating results and trends of established, ongoing operations by excluding the effect of acquisitions, dispositions and currency exchange, which activities are subject to volatility and can obscure underlying trends. Management recognizes that the terms "organic revenue growth" and "organic operating profit growth" may be interpreted differently by other companies and under different circumstances. Although this may have an effect on comparability of absolute percentage growth from company to company, we believe that these measures are useful in assessing trends of the Oil & Gas business and may therefore be a useful tool in assessing period-to-period performance trends.

INDUSTRIAL CASH FLOWS FROM OPERATING ACTIVITIES (INDUSTRIAL CFOA)

	Three months ended March 31
(Dollars in millions)	2015	2014	V%

Cash from GE's operating activities (continuing operations), as reported	$1,340	$1,750	(23)%
Less dividends from GECC	450	500
Cash from GE's operating activities (continuing operations),
excluding dividends from GECC (Industrial CFOA)	$890	$1,250	(29)%

We define "Industrial CFOA" as GE's cash from operating activities (continuing operations) less the amount of dividends received by GE from GECC. This includes the effects of intercompany transactions, including GE customer receivables sold to GECC; GECC services for trade receivables management and material procurement; buildings and equipment (including automobiles) leased by GE from GECC; information technology (IT) and other services sold to GECC by GE; aircraft engines manufactured by GE that are installed on aircraft purchased by GECC from third-party producers for lease to others; and various investments, loans and allocations of GE corporate overhead costs.  We believe that investors may find it useful to compare GE's operating cash flows without the effect of GECC dividends, since these dividends are not representative of the operating cash flows of our industrial businesses and can vary from period to period based upon the results of the financial services businesses. Management recognizes that this measure may not be comparable to cash flow results of companies which contain both industrial and financial services businesses, but believes that this comparison is aided by the provision of additional information about the amounts of dividends paid by our financial services business and the separate presentation in our financial statements of the GECC cash flows. We believe that our measure of Industrial CFOA provides management and investors with a useful measure to compare the capacity of our industrial operations to generate operating cash flow with the operating cash flow of other non-financial businesses and companies and as such provides a useful measure to supplement the reported GAAP CFOA measure.

GE CAPITAL ENDING NET INVESTMENT (ENI), EXCLUDING LIQUIDITY

(Dollars in billions)	March 31, 2015	December 31, 2014(b)	March 31, 2014(b)

GECC total assets	$476.5	$500.2	$510.4
Less assets of discontinued operations	31.3	1.2	1.4
Less non-interest bearing liabilities	66.0	60.5	60.0
GE Capital ENI	379.2	438.5	449.0
Less liquidity(a)	76.4	75.5	75.3
GE Capital ENI, excluding liquidity	$302.8	$363.0	$373.7

Percentage variance to March 31, 2014	(19)%

(a)	Liquidity includes cash and equivalents and $2.8 billion and $1.2 billion of debt obligations of the U.S. Treasury at March 31, 2015 and December 31, 2014, respectively.
(b)	As originally reported.

We use ENI to measure the size of our GE Capital segment. We believe that this measure is a useful indicator of the capital (debt or equity) required to fund a business as it adjusts for non-interest bearing current liabilities generated in the normal course of business that do not require a capital outlay. We also believe that by excluding liquidity, we provide a meaningful measure of assets requiring capital to fund our GE Capital segment as a substantial amount of liquidity resulted from debt issuances to pre-fund future debt maturities and will not be used to fund additional assets. Liquidity consists of cash and equivalents and certain debt obligations of the U.S. Treasury. As a general matter, investments included in liquidity are expected to be highly liquid, giving us the ability to readily convert them to cash. Providing this measure will help investors measure how we are performing against our previously communicated goal to reduce the size of our financial services segment.

GECC TIER 1 COMMON RATIO ESTIMATE(a)

(Dollars in billions)	Three months ended March 31, 2015

Shareowners' equity(b)	$70.7
Adjustments:
Preferred equity	(4.9)
Goodwill and other intangible assets	(22.0)
Other additions (deductions)	1.2
GECC Tier 1 common	45.0
Estimated risk-weighted assets(c)	422.8
GECC Tier 1 common ratio estimate	10.6%

(a)	Includes discontinued operations.
(b)	Total equity excluding noncontrolling interests.
(c)	Based on Basel 3 risk-weighted assets estimates.

The GECC Tier 1 common ratio estimate is the ratio of Tier 1 common equity to total risk-weighted assets as calculated based on our interpretation of the standardized U.S. Basel 3 capital rules on a transitional basis. We are not required by regulators to disclose this capital ratio, and therefore this capital ratio is considered a non-GAAP financial measure. We believe that this capital ratio is a useful measure to investors because it is widely used by analysts and regulators to assess the capital position of financial services companies.